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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                               DATE OF REPORT
                     (DATE OF EARLIEST EVENT REPORTED)
                             SEPTEMBER 27, 1999


                      COMMISSION FILE NUMBER 333-39483

                               FDX CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                                     62-1721435
     (STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)

942 SOUTH SHADY GROVE ROAD, MEMPHIS, TENNESSEE                  38120
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (901) 818-7200


                              FDX CORPORATION
                            6075 POPLAR AVENUE
                        MEMPHIS, TENNESSEE  38119
                              (901) 369-3600
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS

     On September 27, 1999, FDX Corporation (the "Corporation") issued a press release announcing that its Board of Directors had authorized the repurchase of up to 15 million shares of the Corporation's common stock. The Corporation stated that the purchases may be made in the open market and in negotiated or block transactions (see Exhibit 99).

     Certain of the information contained in the press release should be considered "forward-looking statements and information" relating to future financial performance or business expectations. The forward-looking statements are subject to a number of risks and uncertainties, including those identified below, which could cause actual results to differ materially from historical results or those set forth in the forward-looking statements. Specific factors, among others, that could cause actual results to differ materially from those set forth in the forward-looking information include: the ability to control package yield, volume growth and costs; U.S. and international economic conditions; technology developments that impact demand for the company's services; matching aircraft, vehicle and sort capacity additions or deletions to customer volume levels; fuel costs; regulatory changes; and other factors that are identified in the Corporation's and its subsidiaries' press releases and filings with the Securities and Exchange Commission, including annual reports, Form 10-Ks, Form 10-Qs and Form 8-Ks.

     Other factors and assumptions not identified above are also included in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of the Corporation's control. The Corporation assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

ITEM 7.  FINANCIAL  STATEMENTS AND EXHIBITS

     (c)  Exhibit

          Designation                          Description
          -----------                          -----------

             99                     Press Release of FDX Corporation
                                    dated September 27, 1999


                                    (this space left intentionally blank)

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FDX CORPORATION



Date: September 27, 1999               By: /s/  CHARLES M. BUCHAS, JR.
                                           ---------------------------
                                           Charles M. Buchas, Jr.

                                       Title: Corporate Vice President
                                              ------------------------